Exhibit 10.1

Execution Version

AMENDMENT
TO
BUSINESS COMBINATION AGREEMENT

This AMENDMENT TO BUSINESS COMBINATION AGREEMENT, dated effective as of September 28, 2022 (this “Amendment”), is made by and among (i) East Stone Acquisition Corporation, a British Virgin Islands business company (“Purchaser”); (ii) Navy Sail International Limited, a British Virgin Islands company, in the capacity as, from and after the Closing, the representative for the Purchaser and the shareholders of Purchaser immediately prior to the Effective Time in accordance with the terms and conditions of the Business Combination Agreement (as defined below) (the “Purchaser Representative”); (iii) NWTN Inc., an exempted company incorporated with limited liability in the Cayman Islands, (“Pubco”); (iv) Muse Merger Sub I Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“First Merger Sub”); (v) Muse Merger Sub II Limited, a British Virgin Islands business company and a wholly-owned subsidiary of Pubco (“Second Merger Sub”), and (vi) ICONIQ Holding Limited, an exempted company incorporated with limited liability in the Cayman Islands (the “Company”). Purchaser, Purchaser Representative, Pubco, First Merger Sub, Second Merger Sub, and the Company are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”. Except as otherwise indicated herein, capitalized terms used but not defined herein shall have the meanings given to such terms in the Business Combination Agreement.

RECITALS

WHEREAS, Purchaser, the Purchaser Representative, Pubco, First Merger Sub, Second Merger Sub, and the Company are parties to that certain Business Combination Agreement made and entered into as of April 15, 2022 (the “Original Agreement” and as amended, including by this Amendment, the “Business Combination Agreement”); and

WHEREAS, the Parties now desire to amend the Original Agreement to increase the size of Pubco’s Equity Incentive Plan from ten percent (10%) of the issued and outstanding ordinary shares of Pubco immediately after the Closing to fifteen percent (15%), on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereto hereby agree as follows:

1. Amendment to Business Combination Agreement.

Clause (B) of the second sentence of Section 7.11(a) of the Original Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(B) the adoption and approval of a new equity incentive plan of Pubco (the “Equity Incentive Plan”), which will be in form and substance reasonably acceptable to the Company and Purchaser and which will provide that the total pool of awards under such Equity Incentive Plan will be a number of Pubco Ordinary Shares equal to fifteen percent (15%) of the aggregate number of Pubco Ordinary Shares issued and outstanding immediately after the Closing and shall include a customary evergreen provision,

2. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Business Combination Agreement and the Ancillary Documents are and shall remain unchanged and in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Business Combination Agreement or any Ancillary Document, or any other right, remedy, power or privilege of any party, except as expressly set forth herein. Any reference to the Agreement in the Business Combination Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Business Combination Agreement, as amended by this Amendment (or as the Business Combination Agreement may be further amended or modified after the date hereof in accordance with the terms thereof). The Business Combination Agreement, as amended by this Amendment, and the documents or instruments attached hereto or thereto or referenced herein or therein, constitutes the entire agreement between the parties with respect to the subject matter of the Business Combination Agreement, and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to its subject matter. If any provision of the Business Combination Agreement is materially different from or inconsistent with any provision of this Amendment, the provision of this Amendment shall control, and the provision of the Business Combination Agreement shall, to the extent of such difference or inconsistency, be disregarded. This Amendment shall be interpreted, construed, governed and enforced in a manner consistent with the Business Combination Agreement, and, without limiting the foregoing, Sections 12.1 through 12.10, and 12.12 through 12.14 of the Business Combination Agreement are hereby incorporated herein by reference as if fully set forth herein, and such provisions apply to this Amendment as if all references to the “Agreement” contained therein were instead references to this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to Business Combination Agreement to be signed and delivered by its respective duly authorized officer as of the date first written above.

Purchaser:

EAST STONE ACQUISITION CORPORATION

By:	/s/ Xiaoma (Sherman) Lu
Name:	Xiaoma (Sherman) Lu
Title:	Chief Executive Officer

Purchaser Representative:

NAVY SAIL INTERNATIONAL LIMITED

By:	/s/ Chunyi (Charlie) Hao
Name:	Chunyi (Charlie) Hao
Title:	Director

[Signature Page to Amendment to Business Combination Agreement]

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to Business Combination Agreement to be signed and delivered by its respective duly authorized officer as of the date first written above.

Pubco:

NWTN Inc.

By:	/s/ Nan Wu
Name:	Nan Wu
Title:	Director

First Merger Sub:

Muse Merger Sub I Limited

By:	/s/ Nan Wu
Name:	Nan Wu
Title:	Director

Second Merger Sub:

Muse Merger Sub II Limited

By:	/s/ Nan Wu
Name:	Nan Wu
Title:	Director

The Company:

ICONIQ Holding Limited

By:	/s/ Nan Wu
Name:	Nan Wu
Title:	Director

[Signature Page to Amendment to Business Combination Agreement]